UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 17, 2021

Ra Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92011

(Address of principal executive offices, including zip code)

(760) 804-1648

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On December 17, 2021, William R. Enquist, Jr. notified Ra Medical Systems, Inc. (the “Company”) that, effective December 31, 2021, he is resigning from the Company’s Board of Directors (the “Board”) as well as from the Nominating and Corporate Governance Committee and the Compensation Committee.  Mr. Enquist made this decision with consideration to the requirements of California Corporate Code Section 301.3 requiring public companies headquartered in California to maintain minimum representation of females on their boards of directors depending on the size of their boards of directors.

The resignation of Mr. Enquist was not the result of any disagreement between Mr. Enquist and the Company.

Appointments and Changes to Board Committees

Following the resignation of Mr. Enquist, our Compensation Committee will be comprised of Martin Colombatto (Chair) and Susanne L. Meline, effective as of December 31, 2021.

On December 17, 2021, the Board also appointed Martin Colombatto as a member of the Nominating and Corporate Governance Committee, effective December 31, 2021.  As of December 31, 2021, following the resignation of Mr. Enquist and the appointment of Mr. Colombatto, the Nominating and Corporate Governance Committee will be comprised of the following members: Joan Stafslien (Chair) and Martin Colombatto.

No changes will be made to our Audit Committee in connection with the resignation of Mr. Enquist.  The Audit Committee will continue to be comprised of the following members: Richard Mejia, Jr. (Chair) and Joan Stafslien.

All of the directors on our Audit, Compensation and Nominating and Corporate Governance Committees are independent within the meaning of the listing standards of the NYSE American.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: December 23, 2021	By:	/s/ Andrew Jackson
Andrew Jackson
Chief Financial Officer
(Principal Financial and Accounting Officer)